SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549





                                FORM 8-K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                      Date of Report:  May 14, 1996



                         BRAZIL FAST FOOD CORP.
         (Exact name of registrant as specified in its charter)


  Delaware                    0-23278               13-3688737
(State or other         (Commission File No.)     (IRS Employer
jurisdiction of                                    Identification
incorporation)                                     Number)


Praia do Flamengo
200-22o. Andar
CEP 22210-30, Rio de Janeiro
Federative Republic of Brazil                        N/A
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  55 21 285-2424


Trinity Americas Inc.
950 Third Avenue, 27th Floor, New York, New York  10022
(Former Name or Former Address, if Changed Since Last Report)



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Item 8.   CHANGE IN FISCAL YEAR.

          Registrant's fiscal year is scheduled to end on the 31st day of August. On May 10, 1996, Registrant's Board of Directors determined to change Registrant's fiscal year from the 31st day of August to the 31st day of December, effective with the calendar year ending December 31, 1996. A Transition Report on Form 10-Q for the period September 1, 1995 through December 31, 1995 and a Quarterly Report on Form 10-Q for the period January 1, 1996 through March 31, 1996, respectively, will be the first filings under the Securities Exchange Act of 1934, as amended, to reflect Registrant's change in its fiscal year.


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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 14, 1996                BRAZIL FAST FOOD CORP.
                                       (registrant)



                                   By: /s/Ira Roxland
                                        Ira Roxland
                                        Assistant Secretary